SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 20, 2000


                           Union Pacific Corporation
            (Exact Name of Registrant as Specified in its Charter)


      Utah                 1-6075                    13-2626465
  (State or Other             (Commission         (I.R.S. Employer
   Jurisdiction of             File Number)            Identification No.)
    Incorporation)


      1416 Dodge Street, Omaha, Nebraska                  68179
       (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5777


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

      Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on January 20, 2000 announcing Union Pacific Corporation's financial results for the fourth quarter of 1999, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

      (c)      Exhibits.

               99 Press Release dated January 20, 2000 announcing Union Pacific Corporation's financial results for the fourth quarter of 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2000


                                    UNION PACIFIC CORPORATION


                                    By: /s/ James R. Young
                                    ----------------------
                                          James R. Young
                                          Executive Vice President - Finance

                                  EXHIBIT INDEX

      Exhibit  Description

      99 Press Release dated January 20, 2000 announcing Union Pacific Corporation's financial results for the fourth quarter of 1999.